UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2023

AURORA ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40143	98-1628701
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 North Audley Street
London	W1K 6LX
United Kingdom
(Address of principal executive offices)		(Zip Code)
+44 (0)20 3931 9785
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A ordinary share and one-quarter of one redeemable warrant	AURCU	The Nasdaq Stock Market LLC
Class A ordinary share, par value $0.0001 per share	AURC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	AURCW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On August 11, 2023, Aurora Acquisition Corp., a Cayman Islands exempted company (“Aurora”), held an extraordinary general meeting of its shareholders (the “Extraordinary General Meeting”) in lieu of the 2023 annual general meeting. At the Extraordinary General Meeting, a total of 8,700,895 (96.69%) of Aurora’s ordinary shares issued, outstanding and held of record as of July 19, 2023, the record date for the Extraordinary General Meeting, were present either in person or by proxy, which constituted a quorum for the transaction of business. Aurora’s shareholders voted on the following proposals at the Extraordinary General Meeting, which are defined and described in more detail in the definitive proxy statement/prospectus of Aurora, which was filed with the Securities and Exchange Commission (the “SEC”) on July 24, 2023. All capitalized terms used but not defined herein shall have the meanings set forth in the definitive proxy statement/prospectus.
As there were sufficient votes to approve the following proposals, the Adjournment Proposal was not presented to shareholders at the Extraordinary General Meeting.
Proposal No. 1 – The BCA Proposal

Votes For	Votes Against	Abstentions
8,700,276	19	600
Proposal No. 2 – The Domestication Proposal

Votes For	Votes Against	Abstentions
8,700,294	601	0
Organizational Documents Proposals
A) Proposal No. 3a – Organizational Documents Proposal A

Votes For	Votes Against	Abstentions
8,689,669	11,226	0
B) Proposal No. 3b – Organizational Documents Proposal B

Votes For	Votes Against	Abstentions
8,689,669	11,222	4
C) Proposal No. 3c – Organizational Documents Proposal C

Votes For	Votes Against	Abstentions
8,689,669	11,222	4
D) Proposal No. 3d – Organizational Documents Proposal D

Votes For	Votes Against	Abstentions
8,700,271	620	4

Proposal No. 4 – Director Election Proposal
Class B Ordinary Shares Only

Name	Votes For	Votes Against	Abstentions
Harit Talwar	6,825,853	0	0
Vishal Garg	6,825,853	0	0
Michael Farello	6,825,853	0	0
Steven Sarracino	6,825,853	0	0
Riaz Valani	6,825,853	0	0
Prabhu Narasimhan	6,825,853	0	0
Arnaud Massenet	6,825,853	0	0
Proposal No. 5 – The Stock Issuance Proposal

Votes For	Votes Against	Abstentions
8,700,271	20	604
Proposal No. 6 – The Incentive Equity Plan Proposal

Votes For	Votes Against	Abstentions
8,689,670	10,621	604
Proposal No. 7 – The ESPP Proposal

Votes For	Votes Against	Abstentions
8,689,687	10,604	604
Item 8.01 Other Events.
On August 11, 2023, Aurora announced the approval of the foregoing proposals by Aurora’s shareholders and the anticipated closing date of the Business Combination, which is on or about August 22, 2023. A copy of the press release is filed hereto as Exhibit 99.1.
Forward Looking Statements
This Current Report on Form 8-K includes “forward-looking statements” for the purposes of federal securities laws. Such forward-looking statements are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements other than statements of historical fact included in this Form 8-K including, without limitation, statements regarding the anticipated closing of the Business Combination, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including, but not limited to: (a) our ability to complete our initial business combination with Better, or any other initial business combination; (b) our ability to obtain additional financing to complete our initial business combination; and (c) the liquidity and trading of our securities. For more information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on April 17, 2023, the Company’s Registration Statement on Form S-4, which includes the proxy statement/prospectus, filed with the SEC on July 27, 2023 and other documents filed with the SEC. The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.
No Offer
This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, and otherwise in accordance with applicable law.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
99.1	Press Release, dated as of August 11, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aurora Acquisition Corp.

By:	/s/Arnaud Massenet
Name:	Arnaud Massenet
Title:	Chief Executive Officer

August 11, 2023